Exhibit 99.1

JOINT FILING AGREEMENT

The undersigned hereby agree that they are filing this statement jointly pursuant to Rule 13d-1(k)(1). Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13G with respect to the Common Units of Summit Midstream Partners, LP beneficially owned by each of them. This Joint Filing Agreement shall be included as an exhibit to such Schedule 13G.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 16th day of February, 2021.

CIFC 2012-II-R Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2012-II-R, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2013-III-R Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2013-III-R, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2013-IV Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2013-IV, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2014 Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2014, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2014-III Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2014-III, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2014-II-R Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2014-II-R, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2014-IV-R Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2014-IV-R, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2014-V Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2014-V, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2015-I Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2015-I, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2015-II Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2015-II, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2015-III Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2015-III, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2015-IV Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2015-IV, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2015-V Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2015-V, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2016-I Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2016-I, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2017-I Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2017-I, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2017-II Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2017-II, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2017-III Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2017-III, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2017-IV Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2017-IV, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2017-V Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2017-V, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2018-I Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2018-I, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2018-III Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2018-III, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2018-V Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2018-V, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2019-I Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2019-I, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2019-II Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2019-II, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2019-III Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2019-III, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC 2019-IV Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Funding 2019-IV, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Loan Opportunity Fund Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Loan Opportunity Fund, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Loan Opportunity Fund II Blocker 1 LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Loan Opportunity Fund II, Ltd.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

JSS Senior Loan Fund

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Asset Management LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Asset Management Holdings LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC Corp.

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

CIFC LLC

Signed:	/s/ Julian Weldon
Name:	Julian Weldon
Title:	Secretary

Centricus Holdings I LP

By: Centricus Financial Investments GP Limited, its general partner

Signed:	/s/ Tamara Williams
Name:	Tamara Williams
Title:	Director

Centricus Financial Investments GP Limited

Signed:	/s/ Tamara Williams
Name:	Tamara Williams
Title:	Director

Nizar Al-Bassam

Signed:	/s/ Nizar Al-Bassam

Dalinc Ariburnu

Signed:	/s/ Dalinc Ariburnu